UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2024

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10865 Road to the Cure, Suite 150, San Diego, California (Address of principal executive offices)	92121 (Zip Code)

(858) 727-1755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Capital Market

Item 5.07	Submission of Matters of a Vote of Security Holders.

Capricor Therapeutics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 14, 2024 at the Company’s principal executive offices located at 10865 Road to the Cure, San Diego, California 92121. At the Annual Meeting, the Company’s stockholders were asked to vote upon the following four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2024.

1.	The election of nine nominees to the Company’s Board of Directors to serve until the 2025 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Earl M. Collier, Jr., Karimah Es Sabar, Paul Auwaerter, M.D., Philip Gotwals Ph.D., and Michael Kelliher;
2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2024;
3.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation; and
4.	To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000.

The final results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 21,324,236 shares of the 31,502,972 shares of the Company’s common stock entitled to vote, were as follows:

1.	Each of Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Earl M. Collier, Jr., Karimah Es Sabar, Paul Auwaerter, M.D., Philip Gotwals, Ph.D., and Michael Kelliher were elected as directors of the Company to serve until the 2025 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	9,221,797	2,225,887	9,876,552
Linda Marbán, Ph.D.	9,543,312	1,904,372	9,876,552
David B. Musket	9,222,894	2,224,790	9,876,552
George W. Dunbar, Jr.	9,301,023	2,146,661	9,876,552
Earl M. Collier, Jr.	9,296,217	2,151,467	9,876,552
Karimah Es Sabar	8,600,320	2,847,364	9,876,552
Paul Auwaerter, M.D.	10,772,995	674,689	9,876,552
Philip Gotwals, Ph.D.	10,821,489	626,195	9,876,552
Michael Kelliher	9,709,699	1,737,985	9,876,552
2.	The appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,314,729	463,083	546,424	0
3.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,175,548	1,990,308	281,828	9,876,552
4.	An amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 was approved, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,309,941	8,729,024	285,271	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: May 15, 2024	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

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